Finance costs	12 Months Ended
Dec. 31, 2024
Borrowing costs [abstract]
Finance costs	Finance costs:

For the years ended December 31	2024	2023
Finance costs before capitalized interest	$183,699	$172,814
Less capitalized interest related to Geismar plant under construction	(51,065)	(55,448)
Finance costs	$132,634	$117,366

Finance costs are primarily comprised of interest on the unsecured notes, limited recourse debt facilities, finance lease obligations, amortization of deferred financing fees, and accretion expense associated with site restoration costs. Interest during construction projects is capitalized until the plant is substantially completed and ready for productive use. The Geismar 3 plant completed its commercial performance tests rates during the fourth quarter of 2024, and accordingly, we ceased capitalizing interest costs related to Geismar 3 from the date.